UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Merger Agreement

On August 29, 2013, Blue Ridge Real Estate Company (“Blue Ridge”) and Big Boulder Corporation (“Big Boulder” and, together with Blue Ridge, the “Companies”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Big Boulder will be merged with and into Blue Ridge (the “Merger”). As a result of the Merger, the separate corporate existence of Big Boulder will cease and Blue Ridge will continue as the surviving corporation in the Merger.

Under the Merger Agreement:

•

at the effective time of the Merger, each issued and outstanding common share of Big Boulder, whether represented by a joint unit certificate which represents a combination of an equal number of Blue Ridge common shares and one Big Boulder common shares (the “Unit Certificate”), or a standalone Big Boulder share certificate, will be canceled and converted automatically solely into the right to receive one post-merger Blue Ridge common share;

•

at the effective time of the Merger, each issued and outstanding common share of Blue Ridge, whether represented by a Unit Certificate or a standalone Blue Ridge share certificate will be canceled and converted automatically solely into the right to receive one post-merger Blue Ridge common share;

•

at the effective time of the Merger, Blue Ridge will adopt Amended and Restated Articles of Incorporation which set forth, among other things, that the number of authorized shares of common stock of Blue Ridge increased to 6,000,000, that the shares of Blue Ridge will be uncertificated, and that immediately after the Merger effective time, every two outstanding post-merger Blue Ridge common shares will be combined into and automatically become one post-merger Blue Ridge common share (the “Reverse Stock Split”);

•

at the effective time of the Merger, Blue Ridge will adopt Amended and Restated Articles Bylaws which include, among other things, an amendment to reflect the termination of the Security Combination Agreement (the “Security Combination Agreement”) between Big Boulder and Blue Ridge dated September 20, 1966 and other requirements of Pennsylvania law; and

•

Immediately following the effective time of the Merger, the Reverse Stock Split will be effected in accordance with the Amended and Restated Articles of Incorporation.

Under the Merger Agreement, at any time on or before the effective time of the Merger, the boards of directors and shareholders of the Companies may mutually agree to terminate the Merger Agreement, notwithstanding approval and adoption of the Merger Agreement by the boards of directors and/or the shareholders.

Completion of the Merger is subject to the satisfaction of the following conditions:

•

the approval and adoption of the Merger Agreement by the shareholders of each of Blue Ridge and Big Boulder;

•

absence of any injunction, decree, order, statute, rule or regulation by a court or other governmental entity that makes unlawful or prohibits the consummation of the Merger;

•

effectiveness of a registration statement on Form S-4 that Blue Ridge will file with the Securities and Exchange Commission (the “SEC”) in connection with the Merger and the absence of a stop order or proceedings threatened or initiated by the SEC for that purpose; and

•

the receipt by Blue Ridge and Big Boulder of an opinion from Morgan, Lewis & Bockius LLP, dated as of the closing date of the Merger, to the effect that each of the Merger  and the Reverse Stock Split should be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Upon completion of the Merger, the directors of the Companies will continue to serve on the board of directors of Blue Ridge, and the executive officers of the Companies will continue to serve Blue Ridge in the same capacity.

A copy of the Merger Agreement is being filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Blue Ridge will file a registration statement on Form S-4 with the SEC. The registration statement will include the joint proxy statement for Blue Ridge and Big Boulder, which will also constitute a prospectus of Blue Ridge. This joint proxy statement/prospectus will be mailed to the shareholders of Blue Ridge and Big Boulder. Shareholders of Blue Ridge and Big Bolder are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Blue Ridge, Big Boulder and the Merger.

The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Blue Ridge and Big Boulder with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by the Companies by contacting Corporate Secretary, Blue Ridge Real Estate Company and Big Boulder Corporation, Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610, telephone (570) 443-8433 or from the Companies’ web site at http://www.brreco.com/investor.asp.

The Companies and their directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of the Companies in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Companies in connection with the proposed Merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of the Companies in the Companies’ Annual Report on Form 10-K for the year ended October 31, 2012 filed with the SEC on January 29, 2013 and the Companies’ definitive proxy statement on Schedule 14A filed with the SEC on February 21, 2013.

Shareholders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

The joint proxy statement/prospectus will indicate that shareholders’ approval of the Merger Agreement will be deemed to be an approval for each of the transactions and documents contemplated thereunder, including, without limitation, the Merger, the Amended and Restated Articles of Incorporation of Blue Ridge, the Amended and Restated Bylaws of Blue Ridge, and the Reverse Stock Split.

As a result of the Merger and the Reverse Stock Split, each shareholder of the Companies will receive one post-merger Blue Ridge common share for one combined pre-merger Blue Ridge common share and Big Boulder common share.  Upon completion of the Merger, the Security Combination Agreement will be terminated.

A copy of the proposed Amended and Restated Articles of Incorporation of Blue Ridge is included as Exhibit A to the Agreement and Plan of Merger, and a copy of the proposed Amended and Restated Bylaws of Blue Ridge is included as Exhibit B to the Agreement and Plan of Merger.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 29, 2013, by and between Blue Ridge Real Estate Company and Big Boulder Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: August 30, 2013	By: /s/ Cynthia A. Van Horn
Name: Cynthia A. Van Horn Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 29, 2013, by and between Blue Ridge Real Estate Company and Big Boulder Corporation.